UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2006

Daktronics, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

331 32ndAvenue
                               Brookings, SD                     57006
                      (Address of principal executive office)           (zip code)

(605) 697-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Section 7 — Regulation FD

Item 7.01   Regulation FD Disclosure

      On May 25, 2006, Daktronics, Inc. (NASDAQ; DAKT) issued a press release announcing the declaration of a dividend and a two-for-one stock split, which is attached hereto as Exhibit 99.1 and furnished pursuant to Item 7.01, Regulation FD Disclosure.

Section 9 — Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits:

      (c)  Exhibits.

      99.1   Press Release furnished pursuant to Item 7.01

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS,INC.

By:	/s/ William R. Retterath
William R.Retterath, Chief Financial Officer

Date: May 25, 2006

EXHIBIT INDEX

Exhibit No. Description
99.1 Press Release furnished pursuant to Item 7.01